Rule 497(e)

File Nos. 002-75503

811-03364

MAXIM SERIES FUND, INC.

(the “Fund”)

Maxim Stock Index Portfolio

(the “Portfolio”)

Supplement dated February 21, 2012 to the Prospectus for the Portfolio, dated July 19, 2011

The following is added to the section entitled “Legal Proceedings” beginning on page 5 of the Prospectus:

A lawsuit has been filed relating to the Portfolio’s investments in LyondellBasell Finance Company in connection with its 2009 Chapter 11 bankruptcy proceeding. The lawsuit stems from a 2007 leveraged buyout of Lyondell Chemical Company by Basell AF S.C.A. On December 19, 2011, the Portfolio was named as a defendant and putative member of the proposed defendant class of shareholders in an adversary proceeding brought by Edward S. Weisfelner, as Trustee of the LB Creditor Trust in the U.S. Bankruptcy Court for the Southern District of New York. The plaintiffs seek to recover amounts paid to Lyondell Chemical Company shareholders in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

The lawsuits allege no misconduct by the Portfolio, and the Portfolio intends to vigorously defend itself in the lawsuit. If the lawsuit were to be decided or settled in a manner adverse to the Portfolio, the payment of such judgments or settlements could have a material adverse effect on the Portfolio’s net asset value.

As of December 31, 2011, the Portfolio had total net assets of $274,471,796. The value of the proceeds received by the Portfolio in connection with the leveraged buyout was approximately $398,688.

This Supplement must be accompanied by, or read in conjunction with,

the current Prospectus for the Portfolio dated July 19, 2011.

Please keep this Supplement for future reference.